SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------


                                  July 15, 1998
               ------------------------------------------------
                Date of Report (Date of earliest event reported)


                      RESEARCH PARTNERS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)






         Delaware                   0-21105                   13-3414302
----------------------------  ------------------------   ----------------------
(State or other jurisdiction  (Commission File Number)     (I.R.S. Employer
       of incorporation)                                 Identification Number)



                             One State Street Plaza
                                   24th Floor
                            New York, New York 10004
                      -------------------------------------
                     (Address of Principal Executive Office)

                                 (212) 509-3800
               --------------------------------------------------
              (Registrant's telephone number, including area code)


               GKN Holding Corp., 61 Broadway, New York, NY 10006
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report





                        The Exhibit Index is on-- Page 4
                                Page 1 of 5 Pages


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Item 5.           Other Events.

     By press release dated July 15, 1998, the Registrant announced that its stockholders had approved a change in the Registrant's name from GKN Holding
Corp. to Research Partners International, Inc. and re-elected to its board of directors Peter R. Kent, Peter R. McMullin and John P. Margaritis. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

     By press release dated July 16, 1998, the Registrant announced the change in its: (i) name to Research Partners International, Inc., (ii) Nasdaq National Market symbol to RPII and (iii) CUSIP number to 761013 101. The press release is attached hereto as Exhibit 99.2 and incorporated by reference herein.

Item 7.       Financial Statements, Pro Forma
              Financial Information and Exhibits.

              (c)     Exhibits.

                      Press  Release  dated July 15, 1998.
                      Press  Release dated July 16, 1998.

                                        2

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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 23, 1998           RESEARCH PARTNERS INTERNATIONAL, INC.

                                        /s/ Peter R. Kent
                                 By:______________________________________
                                    Peter R. Kent, Executive Vice President,
                                    Chief Operating Officer
                                    and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                Description                                  Page

99.1                       Press Release dated July 15, 1998.             5

99.2                       Press Release dated July 16, 1998.             6



                                        4

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